Exhibit 10.19.1

                     AMENDMENT TO NETWORK SERVICES AGREEMENT


     This Amendment to Network Services Agreement is dated as of August 20, 2001 (the "Effective Date") by and among West Virginia PCS Alliance, L.C., a Virginia limited liability company, Virginia PCS Alliance, L.C., a Virginia limited liability company (collectively, the "Alliances"), and Horizon Personal Communications, Inc., an Ohio corporation ("Manager").

                                    Recitals

     A. The Alliances and Manager entered into a Network Services Agreement, dated as of August 12, 1999, as amended on July 18, 2000 (as so amended, the "Agreement").

     B. Upon the terms and conditions of this Amendment, the Alliances and Manager desire to amend the Agreement.

     NOW, THEREFORE, in consideration of the provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows (with all capitalized terms, which are not otherwise defined in this Amendment, having the meanings ascribed to them in the Agreement):

1.   3G Implementation.

     Upon the terms and conditions of this Section 1, the Alliances agree to implement 3G1XRTT technology throughout the Alliances' Network (the "3G Implementation") in accordance with the specifications set forth on Exhibit 1 attached to this Amendment (the "Specifications"), and that Exhibit 1 will be deemed to be added to Schedule 7.4.1 of the Agreement. The Alliances agree that they will complete the 3G Implementation in accordance with the Specifications on or before the dates set forth below:

     (a) With respect to all existing  cell sites within the  City/Census  Areas set forth below, and all additional cell sites within such City/Census Areas which are commercially launched on or before June 30, 2002, the 3G Implementation date is June 30, 2002:



        VA BTA                          City/Census Area
        ------                          ----------------
        Charlottesville                 Charlottesville
        Danville                        Danville
        Lynchburg                       Lynchburg
                                        Madison Heights
        Martinsville                    Martinsville

        Roanoke                         Roanoke
                                        Blacksburg
                                        Christiansburg
                                        Forest (near Lynchburg)
                                        Radford
                                        Salem
                                        Vinton
                                        Lexington

        Staunton-Waynesboro             Staunton
                                        Waynesboro


        WV BTA                          City/Census Area
        ------                          ----------------
        Beckley                         Beckley
        Bluefield                       Bluefield
                                        Princeton
        Charleston                      Charleston
                                        Cross Lanes
                                        Dunbar
                                        Hurricane
                                        South Charleston
                                        St Albans
                                        Mt. Hope
                                        Oak Hill
        Huntington-Ashland              Huntington
                                        Ashland
                                        Barboursville
        Clarksburg-Elkins               Clarksburg
                                        Bridgeport
        Fairmont                        Fairmont
        Morgantown                      Morgantown


     (b) With respect to all other cell sites which are in existence as of the Effective Date and all additional cell sites which are commercially launched on or before August 15, 2003 and which are not located within the City/Census Areas set forth in paragraph (a), the 3G Implementation date is August 15, 2003.

Attached to this Amendment as Exhibit 2 are maps which identify each cell site and its respective 3G Implementation date. [Note: the map will be revised as follows: (i) 8 sites along the Charleston-Huntington corridor will be included in Phase I, (ii) 4 sites at the FBI center in Clarksburg will be included in Phase I, (iii) 1 site in Lexington will be included in Phase I, and (iv) Phase
II and Phase III will be collapsed into Phase II, which will be completed by August 15, 2003]. To the extent there is any inconsistency between the language of paragraphs (a) and (b), on the one hand, and the maps attached as Exhibit 2, on the other hand, the maps will govern. Completion of the 3G Implementation by the dates set forth herein will not be deemed to be an Extraordinary Network Upgrade for purposes of the Agreement.



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

2.   Modification of Coverage Area Requirements.

     2.1 Bluefield BTA

     Schedule 7.7 to the Agreement is hereby amended to provide that (a) the requirement to extend coverage along Interstate 77 from the northern BTA boundary to the north end of the tunnel immediately north of Virginia Exit 66 is extended from October 1, 2001 to November 1, 2001; and (b) the requirement to extend coverage along U.S. Route 460 from I-77 to Bluefield, WV, including full coverage of the cities of Bluefield and Princeton is extended to June 30, 2002.

     2.2 Beckley BTA

     Schedule 7.7 of the Agreement is hereby amended to provide that the requirement to expand coverage to the New River Gorge Bridge will be extended until June 30, 2002.

3.   Modification of Pricing.

     3.1 Change in Pricing.

     Upon the terms and conditions set forth in Section 3.2 below, the parties agree that Schedule 2 of the Agreement is hereby modified, effective for the period beginning on July 1, 2001 and continuing until December 31, 2003, to provide that the "Standard Wholesale Price for Horizon Customers" and the "Price for Customers of Sprint PCS and its Affiliates" shall be as set forth in the chart below (the "Pricing Chart"). The dollar amounts set forth in the column entitled "Monthly Fee" represent the minimum fees that shall be paid by Manager to the Alliances for each of the months listed. The Monthly Fee shall represent full payment for up to the number of Minutes of Use ("MOUs") as set forth in the column entitled "MOU Allowance". In the event that, in any calendar month, the Minutes of Use exceed the "MOU Allowance", Manager shall pay a per minute amount for each of the Minutes of Use in excess of the MOU Allowance at the per minute rate set forth in the column entitled "Variable Price/MOU".

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
                                          [***] CONFIDENTIAL TREATMENT REQUESTED


                  Prices for Horizon Local & Sprint Roaming (excl. LD)
                  Fixed                                 Variable
                  Monthly Fee      MOU (MM)             Price/MOU
Period            Fee ($MM)        Allowance            > MOU Allowance
Jul-01            $[***]           28.2                 $0.0350
Aug-01            $[***]           29.1                 $0.0350
Sep-01            $[***]           30.0                 $0.0350
Oct-01            $[***]           30.5                 $0.0350
Nov-01            $[***]           30.9                 $0.0350
Dec-01            $[***]           31.4                 $0.0350
Jan-02            $[***]           31.6                 $0.0350
Feb-02            $[***]           32.1                 $0.0350
Mar-02            $[***]           33.4                 $0.0350
Apr-02            $[***]           35.1                 $0.0350
May-02            $[***]           37.8                 $0.0350
Jun-02            $[***]           40.5                 $0.0350
Jul-02            $[***]           34.2                 >34.2 to 47.3 MM MOU =
                                                        $.0550; > 47.3 MM MOU =
                                                        $.0350
Aug-02            $[***]           36.0                 >36.0 to 49.1 MM MOU =
                                                        $.0550; > 49.1 MM MOU =
                                                        $.0350
Sep-02            $[***]           37.8                 >37.8 to 50.9 MM MOU =
                                                        $.0550; > 50.9 MM MOU =
                                                        $.0350
Oct-02            $[***]           41.5                 >41.5 to 54.5 MM MOU =
                                                        $.0550; > 54.5 MM MOU =
                                                        $.0350
Nov-02            $[***]           43.3                 >43.3 to 54.5 MM MOU =
                                                        $.0550; > 54.5 MM MOU =
                                                        $.0350
Dec-02            $[***]           46.9                 >46.9 to 54.5 MM MOU =
                                                        $.0550; > 54.5 MM MOU =
                                                        $.0350
Jan-03            $[***]           60.5                 $0.0300
Feb-03            $[***]           60.5                 $0.0300
Mar-03            $[***]           60.5                 $0.0300
Apr-03            $[***]           60.5                 $0.0300
May-03            $[***]           60.5                 $0.0300
Jun-03            $[***]           60.5                 $0.0300
Jul-03            $[***]           60.5                 $0.0300
Aug-03            $[***]           60.5                 $0.0300
Sep-03            $[***]           60.5                 $0.0300
Oct-03            $[***]           79.7                 $0.0300
Nov-03            $[***]           79.7                 $0.0300
Dec-03            $[***]           79.7                 $0.0300

     3.2 Pricing Conditions.

     Subject to the further provisions of this Section 3.2, Manager waives its rights under Section 6.6.2 to propose any further price reductions through December 31, 2003. After December 31, 2003, Manager shall have the right to pursue its rights pursuant to Section 6.6.2. Notwithstanding the new pricing provisions of the Pricing Chart, in the event that, during any calendar month, the Alliances' Retail Yield is lower than the then-applicable "Wholesale Price/MOU", the parties shall work together in good faith to adjust the Wholesale Price/MOU so that it is equal to the Retail Yield for such calendar month. For purposes of this Agreement, the term "Retail Yield" shall equal the result of dividing the aggregate monthly subscriber revenue for the Alliances by the aggregate number of minutes of use attributed to such subscriber revenue for the calendar month. For purposes of this Agreement, the term "Wholesale Price/MOU" shall equal the result of dividing the aggregate monthly expense incurred by Manager and paid to the Alliances pursuant to the Pricing Chart by the aggregate number of minutes of use attributed to such expense for the calendar month. If, at any time, Manager believes in good faith that the Retail Yield for a calendar month would trigger the adjustment set forth in this
Section 3.2, Manager will give written notice to the Alliances, and the Alliances will provide a good faith written calculation of the Retail Yield for such month, within 30 days of receipt of such notice.

     3.3 Exclusivity and Overbuild Restrictions.

     Manager agrees that Manager and Sprint PCS will exclusively use the Alliances' Network in the Markets through December 31, 2003 and will not initiate construction of a PCS network in any Market prior to December 31, 2002, except as contemplated by Section 2(a) of the First Amendment to Sprint PCS Build-Out Agreement, dated as of July __, 2001, among Sprint Com, Inc. and the Alliances (the "Exclusivity and Overbuild Restrictions"); provided, however, that if Manager exercises its termination rights under Sections 14.1 or 14.3 of the Agreement for a Market(s), then the Exclusivity and Overbuild Restrictions will not apply to such Market(s), and Manager's rights to receive price discounts under Section 14.4 shall be applied as follows: the Monthly Fees as set forth in the Pricing Chart will be allocated between (a) Monthly Fees associated with the Market(s) for which Manager has exercised such termination rights (the "Terminated Markets Monthly Fee"), and (b) Monthly Fees associated with all other Markets (the "Retained Markets Monthly Fee"). For allocation purposes, it will be assumed that each Market accounts for 1/13th of the total Monthly Fees. Applicable price discounts pursuant to Section 14.4 will apply only to the Terminated Markets Monthly Fee, and will not apply to either the Retained Markets Monthly Fee or the Variable Price/MOU for incremental Minutes of Use in excess of the MOU Allowance.

     3.4 Consequence of Violating Exclusivity and Overbuild Restrictions.

     If Manager violates the Exclusivity and Overbuild Restrictions, the Monthly Fees set forth in the Pricing Chart will be increased by 15% retroactively and prospectively throughout the pricing term of July 1, 2001 through December 31, 2003. In addition, from and after the date of such violation, the provisions of
Section 3.2 shall not apply.

4.   Resale Services to Alliances.

     In accordance with Section 15.1 of the Agreement, effective August 1, 2001, Horizon shall provide PCS services in the Portsmouth, OH BTA and the Parkersburg-Marietta, OH BTA, and in Gallia and Greenup Counties in the Huntington, WV-Ashland, KY BTA (excluding the single site in Greenup County that was transferred to WV Alliance on August 12, 1999) to the Alliances and the NTELOS Entities at a standard wholesale price of $0.078 per minute, subject to the terms and conditions set forth therein.

     In accordance with Section 15.2 of the Agreement, effective August 1, 2001, Horizon shall provide PCS services to the NTELOS Entities in the Chillicothe, OH BTA, the Athens, OH BTA and the Zanesville-Cambridge, OH BTA, and Horizon agrees to expand the provision of such PCS services to each market included within the Management Agreement. Horizon agrees to provide such PCS services to the NTELOS Entities for $0.20 per minute, and U.S. long distance for $.10 per minute. Except as amended by this Section 4, the provision of such services shall be subject to the terms and conditions set forth in Section 15.2 of the Agreement.

5.   Reports.

     With respect to the Alliances' "Buildout Plan" as contemplated by the First Amendment to the Sprint PCS Buildout Agreement, between Sprint PCS and the Alliances (the "Sprint/NTELOS Amendment"), the Alliances agree that Manager will be provided with the bi-weekly written status reports regarding the Alliances' progress towards completion of the "Buildout Plan" and will be provided notice of, and the right to participate in, the telephonic status reports, all as provided in the Sprint/NTELOS Amendment.

6.   Miscellaneous.

     The terms and provisions of this Amendment control, supersede and amend any conflicting terms and conditions contained in the Agreement. Except for the express modifications and agreements made in this Amendment, the Agreement continues in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment, acting through their duly authorized agents, as of the Effective Date.


                            WEST VIRGINIA PCS ALLIANCE, L.C.


                            By:  /s/ James S. Quarforth
                                 ----------------------------------
                            Name:  James S. Quarforth
                            Title: Chairman


                            VIRGINIA PCS ALLIANCE, L.C.


                            By:  /s/ James S. Quarforth
                                 ----------------------------------
                            Name:  James S. Quarforth
                            Title: Chairman


                            HORIZON PERSONAL COMMUNICATIONS, INC.


                            By:  /s/ William A. McKell
                                 ----------------------------------
                            Name:  William A. McKell
                            Title: President and CEO - Horizon Personal
                                   Communications Inc.


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